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                                                                EXHIBIT 99.17(a)

                               POWER OF ATTORNEY


         We, the undersigned officers and Trustees of Eaton Vance Growth Trust, a Massachusetts business trust, do hereby severally constitute and appoint H. Day Brigham, Jr., James B. Hawkes and Thomas Otis, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, any and all amendments (including post-effective amendments) to the Registration Statement on Form N-1A filed by Eaton Vance Growth Trust with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

         IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.


      Signature                       Title                           Date


                             President, Principal
/s/ James B. Hawkes          Executive Officer and              August 7, 1995
------------------------     Trustee
James B. Hawkes

                             Treasurer and Principal
/s/ James L. O'Connor        Financial and Accounting           August 7, 1995
------------------------     Officer
James L. O'Connor


/s/ Landon T. Clay           Trustee                            August 7, 1995
------------------------
Landon T. Clay


/s/ Donald R. Dwight         Trustee                            August 7, 1995
------------------------
Donald R. Dwight


/s/ Samuel L. Hayes III      Trustee                            August 7, 1995
------------------------
Samuel L. Hayes, III


/s/ Norton H. Reamer         Trustee                            August 7, 1995
------------------------
Norton H. Reamer


/s/ John L. Thorndike        Trustee                            August 7, 1995
------------------------
John L. Thorndike


/s/ Jack L. Treynor          Trustee                            August 7, 1995
------------------------
Jack L. Treynor